UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

Commission file number 1-5571

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203,
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2008, RadioShack Corporation (“RadioShack”) announced that its subsidiaries Tandy International Corporation, a Nevada corporation (“TICORP”) and ITC Services, Inc., a Texas corporation (“ITC”; and collectively, with TICORP, the “Purchaser”), entered into a Stock Purchase Agreement (the “Agreement”) with Grupo Gigante, S.A.B. de C.V., a Mexican sociedad anónima bursátil de capital variable (the “Seller”), pursuant to which Purchaser would acquire all of the issued and outstanding shares of capital stock owned by Seller in Radio Shack de México, S.A. de C.V., a Mexican sociedad anónima de capital variable (“RadioMex”), Logistic Answers, S.A. de C.V., a Mexican sociedad anónima de capital variable (“Logistic”) and Retail Answers, S.A. de C.V., a Mexican sociedad anónima de capital variable (“Retail”; and together with RadioMex and Logistic, the “Acquired Companies”).  The acquisition was closed on December 15, 2008.

Prior to the transaction, Seller and TICORP were parties to an Amended and Restated Joint Venture Agreement (the “JVA”) pursuant to which the Seller and Purchaser established and operate RadioMex.  The Agreement provides for termination of the JVA upon closing.  Purchaser and Seller also jointly owned Logistic and Retail which provide operational support to RadioMex.  RadioMex owns and operates approximately 200 RadioShack branded stores in Mexico.

Pursuant to the terms of the Agreement, Purchaser acquired all of the issued and outstanding shares of the Acquired Companies for MXP$563,287,500 Mexican Pesos or approximately US$43 Million US dollars.  RadioMex, Logistic and Retail are now wholly owned subsidiaries of RadioShack.

A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

See Item 1.01 regarding a description of the acquisition completed December 15, 2008.

RadioShack issued a press release on December 16, 2008 announcing the completion of the acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

10.1	Stock Purchase Agreement, dated December 15, 2008, by and among Grupo Gigante, S.A.B. de C.V., and Tandy International Corporation and ITC Services, Inc.

99.1	Press Release, dated December 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: December 16, 2008	/s/	James F. Gooch
James F. Gooch
Executive Vice President -
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated December 15, 2008, by and among Grupo Gigante, S.A.B. de C.V., and Tandy International Corporation and ITC Services, Inc.

99.1	Press Release, dated December 16, 2008

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